                                                                    EXHIBIT 10.8


                   FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

      FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 29, 2005, among DHM HOLDING COMPANY, INC., a Delaware corporation ("Holdings"), DOLE HOLDING COMPANY, LLC, a Delaware limited liability company ("Intermediate Holdco"), DOLE FOOD COMPANY, INC., a Delaware corporation (the "U.S. Borrower"), SOLVEST, LTD., a company organized under the laws of Bermuda (the "Bermuda Borrower" and, together with the U.S. Borrower, the "Borrowers"), the Lenders party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, Holdings, Intermediate Holdco, the Borrowers, the Lenders, the Administrative Agent and certain other Agents are parties to a Credit Agreement, dated as of March 28, 2003 and amended and restated as of April 18, 2005 (as so amended and restated, the "Credit Agreement"); and

      WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

      NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

      1. Section 4.02(b)(i) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

              "Tranche A Scheduled Repayment Date                        Amount
               ----------------------------------                        ------

              Last day of 2nd Fiscal Quarter of Fiscal Year 2005   (Y)632,362,500.00
              Tranche A Scheduled Payment Date ended on or         (Y)632,362,500.00
              nearest to September 30, 2005
              Tranche A Scheduled Payment Date ended on or         (Y)632,362,500.00
              nearest to December 31, 2005

              Tranche A Scheduled Payment Date ended on or         (Y)474,271,875.00
              nearest to March 31, 2006
              Tranche A Scheduled Payment Date ended on or         (Y)474,271,875.00
              nearest to June 30, 2006
              Tranche A Scheduled Payment Date ended on or         (Y)474,271,875.00
              nearest to September 30, 2006
              Tranche A Scheduled Payment Date ended on or         (Y)474,271,875.00
              nearest to December 31, 2006

              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to March 31, 2007
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to June 30, 2007
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to September 30, 2007
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to December 31, 2007

              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to March 31, 2008
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to June 30, 2008
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to September 30, 2008
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to December 31, 2008

              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to March 31, 2009
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to June 30, 2009
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to September 30, 2009
              Tranche A Scheduled Payment Date ended on or         (Y)948,543,750.00
              nearest to December 31, 2009

              Tranche A Term Loan Maturity Date                 (Y)22,765,050,000.00".

      2. Section 4.02(b)(ii) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

              "Tranche B Scheduled Repayment Date                          Amount
               ----------------------------------                          ------

              Last day of 2nd Fiscal Quarter of Fiscal Year 2005           $987,500
              Last Business Day of the calendar month ended                $987,500
              September 30, 2005
              Last Business Day of the calendar month ended                $987,500
              December 31, 2005

              Last Business Day of the calendar month ended                $987,500
              March 31, 2006
              Last Business Day of the calendar month ended                $987,500
              June 30, 2006
              Last Business Day of the calendar month ended                $987,500
              September 30, 2006
              Last Business Day of the calendar month ended                $987,500
              December 31, 2006

              Last Business Day of the calendar month ended                $987,500
              March 31, 2007
              Last Business Day of the calendar month ended                $987,500
              June 30, 2007
              Last Business Day of the calendar month ended                $987,500
              September 30, 2007
              Last Business Day of the calendar month ended                $987,500
              December 31, 2007

              Last Business Day of the calendar month ended                $987,500
              March 31, 2008
              Last Business Day of the calendar month ended                $987,500
              June 30, 2008
              Last Business Day of the calendar month ended                $987,500
              September 30, 2008
              Last Business Day of the calendar month ended                $987,500
              December 31, 2008

              Last Business Day of the calendar month ended                $987,500
              March 31, 2009
              Last Business Day of the calendar month ended                $987,500
              June 30, 2009
              Last Business Day of the calendar month ended                $987,500
              September 30, 2009
              Last Business Day of the calendar month ended                $987,500
              December 31, 2009

              Last Business Day of the calendar month ended                $987,500
              March 31, 2010
              Last Business Day of the calendar month ended                $987,500
              June 30, 2010
              Last Business Day of the calendar month ended                $987,500
              September 30, 2010
              Last Business Day of the calendar month ended                $987,500
              December 31, 2010

              Last Business Day of the calendar month ended                $987,500
              March 31, 2011
              Last Business Day of the calendar month ended                $987,500
              June 30, 2011
              Last Business Day of the calendar month ended                $987,500
              September 30, 2011
              Last Business Day of the calendar month ended                $987,500
              December 31, 2011

              Tranche B Term Loan Maturity Date                        $368,337,500".

      3. Section 11 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order in said Section:

            "Tranche A Scheduled Payment Date" shall mean any date which (i) occurs no earlier than three Business Days prior to, and no later than three Business Days after, the last Business Day of a calendar month, and
      (ii) is the last day of an Interest Period for a Borrowing of outstanding Yen-Denominated Term Loans (or, if such last day of an Interest Period is not a Business Day, the Business Day immediately following such last day); provided that after the occurrence of a Sharing Event or if no Borrowing of Yen-Denominated Term Loans is outstanding on the third Business Day following the last Business Day of a calendar month, the term "Tranche A Scheduled Payment Date" shall mean the third Business Day following the last Business Day of a calendar month.

      4. Schedule XIV of the Credit Agreement is hereby deleted in its entirety and replaced with new Schedule XIV in the form of Schedule XIV attached to this Amendment.

      5. Notwithstanding anything to the contrary contained in Section 1.09 of the Credit Agreement and the definitions of "Yen LIBOR" and "Interest Period" contained in the Credit Agreement, the Bermuda Borrower shall be permitted, at any time prior to September 16, 2005, to select (in accordance with the requirements of Section 1.09 of the Credit Agreement other than as to duration of an Interest Period) a non-standard interest period for a single Borrowing of Yen Denominated Term Loans which shall commence on the last day of the Interest Period of a then outstanding Borrowing of Yen Denominated Term Loans (or, if such day is not a Business Day, on the next succeeding Business Day following such day) and end on the last day of the calendar month during which such non-standard interest period commenced (or, if such last day is not a Business Day, on the Business Day immediately preceding such last day of such calendar month), with Yen LIBOR for such interest period to be determined by the Administrative Agent on the Interest Determination Date therefor in accordance with the definition of "Yen LIBOR" as if such interest period were a two-week period. The interest period described in the preceding sentence shall be an "Interest Period" for all purposes of the Credit Agreement (including, without limitation, the definition of "Borrowing").

II. Miscellaneous Provisions.

      1. In order to induce the Lenders to enter into this Amendment, each of Holdings, Intermediate Holdco and the Borrowers hereby represents and warrants that (i) no Default or Event of Default exists as of each of the First Amendment Initial Effective Date (as defined below) and the First Amendment Subsequent Effective Date (as defined below), in each case both immediately before and immediately after giving effect thereto, (ii) all of the representations and warranties contained in the Credit Agreement and the other Credit

Documents are true and correct in all material respects on each of the First Amendment Initial Effective Date and the First Amendment Subsequent Effective Date, in each case both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Initial Effective Date or the First Amendment Subsequent Effective Date, as the case may be (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. (a) The provisions of Part I of this Amendment (other than Section 2 thereof) shall become effective on the date (the "First Amendment Initial Effective Date") when each of Holdings, Intermediate Holdco, each Borrower, the Lenders constituting the Required Lenders and the Lenders constituting the Supermajority Lenders with respect to all then outstanding Tranche A Term Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 /e-mail address: myip@whitecase.com).

      (b) The provisions of Section 2 of Part I of this Amendment shall become effective on the date (the "First Amendment Subsequent Effective Date") when each of the following conditions shall have been satisfied:

            (i) Lenders constituting the Supermajority Lenders with respect to all then outstanding Tranche B Term Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to White & Case LLP as provided in preceding clause
      (a); and

            (ii) the First Amendment Initial Effective Date shall have occurred.

      6. From and after each of the First Amendment Initial Effective Date and the First Amendment Subsequent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the First Amendment Initial Effective Date or the First Amendment Subsequent Effective Date, as the case may be.

                                      * * *

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                   DHM HOLDING COMPANY, INC.

                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                   DOLE HOLDING COMPANY, LLC.

                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                   DOLE FOOD COMPANY, INC.

                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                   SOLVEST, LTD.

                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                   DEUTSCHE BANK AG NEW YORK BRANCH,
                                   Individually, and as Administrative Agent


                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                   By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT TO
                                   AMENDED AND RESTATED CREDIT AGREEMENT, DATED
                                   AS OF JUNE 29, 2005, AMONG DHM HOLDING
                                   COMPANY, INC., DOLE HOLDING COMPANY, LLC,
                                   DOLE FOOD COMPANY, INC., SOLVEST LTD., THE
                                   LENDERS PARTY THERETO AND DEUTSCHE BANK AG
                                   NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

                                   NAME OF INSTITUTION:

                                   --------------------------------------------


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title: